Exhibit 10.12.1

                                    AMENDMENT
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


         AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") made as of this 11th day of June, 1996, by and among DI Industries, Inc., a Texas corporation (the "Company"), Somerset Drilling Associates, L.L.C., a Delaware limited liability company ("Somerset"), Somerset Capital Partners, a New York general partnership and the Managing Member of Somerset ("SCP"), Roy T. Oliver, Jr., an individual ("Oliver"), U.S. Rig and Equipment, Inc., an Oklahoma corporation ("USRE"), Mike Mullen Energy Equipment Resource, Inc., a Texas corporation ("EER"), GCT Investments, Inc., a Texas corporation ("GCT"), Mike L. Mullen, an individual ("Mullen"), Norex Drilling Ltd., a Bermuda corporation ("Norex Drilling"), and Pronor Holdings Ltd., a British Virgin Island corporation ("Pronor").
         WHEREAS, the Company, Somerset, Oliver, USRE, EER, GCT, Mullen, Norex Drilling and Pronor are parties to a Registration Rights Agreement dated May 7, 1996 (the "Registration Rights Agreement"), which was entered into in contemplation of, INTER ALIA, the receipt by Somerset of Common Stock and certain related warrants of the Company, pursuant to a merger contemplated by a merger agreement of even date with the Registration Rights Agreement;
         WHEREAS, that merger agreement has been revised to provide that some of the shares of Common Stock and warrants of the Company that were to have been received by Somerset will be received instead by SCP;
         WHEREAS, the parties wish to amend the Registration Rights Agreement to reflect the foregoing;

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         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises herein contained, the parties hereto, each intending to be legally bound, hereby agree as follows:
         1. ADDITION OF SCP. SCP is hereby added as a party to the Registration Rights Agreement, is included as a "Principal Shareholder," as defined in the Registration Rights Agreement, and is entitled to all of the rights and subject to all of the Principal Shareholders under the Registration Rights Agreement.
         2. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.
         3. EFFECT OF AMENDMENT. Except as specifically amended hereby, the Registration Rights Agreement shall remain in full force and effect.
         IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date and year first above written.

450 Gears Road                              DI INDUSTRIES, INC.
Suite 625
Houston, Texas  77067                       By:/s/ IVAR SIEM
                                            Name:  Ivar Siem
                                            Title: Chairman, President and Chief
                                            Executive Officer

69 Delaware Avenue                          SOMERSET DRILLING ASSOCIATES, L.L.C.
Buffalo, New York 14202                     by Somerset Capital Partners, its
                                            Managing Member

                                            By:/s/ WILLIAM R. ZIEGLER
                                                   William R. Ziegler, Partner

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69 Delaware Avenue                          SOMERSET CAPITAL PARTNERS
Buffalo, New York 14202
                                            By:/s/ WILLIAM R. ZIEGLER
                                                   William R. Ziegler, Partner

Cedar House                                 NOREX DRILLING LTD.
41 Cedar Avenue
Hamilton, HM-12, Bermuda
Telephone No.:  +1 441 283 2058             By:/s/ FRANK CAPSTICK
Telefax No.:  +1 441 283 3231               Name:  Frank Capstick
                                            Title: President

c/o Morgan & Morgan Trust Corp. Ltd.        PRONOR HOLDINGS LTD.
Road Town
Pasea Estate
Tortola, British Virgin Islands             By:/s/ FRANK CAPSTICK
Telephone No.:  +1 441 293 2058             Name:  Frank Capstick
Telefax No.:  +1 441 293 3231               Title: Attorney-In-Fact

c/o U.S. Rig and Equipment, Inc.               /s/ ROY T. OLIVER, JR.
6601 S.W. 29th Street                              Roy T. Oliver, Jr.
Oklahoma City, OK 73179

c/o Mike Mullen Energy Equipment               /s/ MIKE L. MULLEN
  Resource, Inc.                                   Mike L. Mullen
8411 Preston Road
Suite 730, LB2
Dallas, TX 75225

                                            U.S. RIG AND EQUIPMENT, INC.

                                            By:/s/ ROY T. OLIVER, JR.
                                            Name:  Roy T. Oliver, Jr.
                                            Title: President

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                                            MIKE MULLEN ENERGY EQUIPMENT
                                            RESOURCE, INC.

                                            By:/s/ MIKE L. MULLEN
                                            Name:  Mike L. Mullen
                                            Title: President


                                            GCT INVESTMENTS, INC.

                                            By:/s/ MIKE L. MULLEN
                                            Name:  Mike L. Mullen
                                            Title: President

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